Bread & Butter Fund
Supplement to Prospectus and
Statement of Additional Information
Supplement Dated January 14, 2009 to the
Prospectus dated April 30, 2008


Bread & Butter Fund has appointed a new fund Custodian, Huntington National Bank,effective January 15, 2009. The change will not affect the status of your account or your investment in the Bread & Butter Fund (the "Fund").




PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE